FRE P1203
                           FRANKLIN REAL ESTATE FUND
            (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)
                       SUPPLEMENT DATED DECEMBER 26, 2003
                       TO THE PROSPECTUS DATED MAY 1, 2003

 The "Management" section of the prospectus (page FRE-4) is replaced with the following:

 MANAGEMENT

 Franklin Advisers, Inc.(Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

 MANAGEMENT TEAM  The team responsible for the Fund's management is:

 ALEX W. PETERS, CFA
 VICE PRESIDENT, ADVISERS

 Mr. Peters has been a manager of the Fund since December 2003, and has been with Franklin Templeton Investments since 1992.

 SAMUEL R. KERNER
 PORTFOLIO MANAGER, ADVISERS

 Mr. Kerner has been a manager of the Fund since 2000, and has been with Franklin Templeton Investments since 1996.

 The Fund pays Advisers a fee for managing the Fund's assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2002, the Fund paid 0.53% of its average daily net assets to Advisers for its services.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.